SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                               CATERPILLAR INC.
.............................................................................
                 (Name of Registrant as Specified In Its Charter)

                     RICHARD P. KONRATH, SECURITIES COUNSEL
.............................................................................
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        ....................................................................
     2) Aggregate number of securities to which transaction applies:
        ....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
        ....................................................................
     4) Proposed maximum aggregate value of transaction:
        ....................................................................

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ....................................................................
     2) Form, Schedule or Registration Statement No.:
        ....................................................................
     3) Filing Party:
        ....................................................................
     4) Date Filed:
        ....................................................................

Notes:

CATERPILLAR INC.
(INCORPORATED IN DELAWARE)
100 NE Adams Street
Peoria, Illinois  61629

                     SPECIAL MEETING OF STOCKHOLDERS
                             AUGUST 5, 1994


To Stockholders:

     A special meeting of stockholders of Caterpillar Inc. (the "Company") will be held at the offices of First National Bank of Chicago, One First National Plaza, Chicago, IL 60670, on August 5, 1994, at 10:30 a.m., for the purpose of considering and voting upon a proposal to amend Article FOURTH of the Restated Certificate of Incorporation of the Company to increase the number of shares authorized for issuance by the Company and to effect a two-for-one stock split of the Company's outstanding Common Stock.

     The close of business on June 20, 1994 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting or adjournment thereof. The transfer books will not close.

     It is important that every stockholder sign, date and promptly return the proxy in the enclosed stamped, addressed envelope.

     The Board of Directors recommends approval by stockholders of the proposed amendment.


                                 By Order of the Board of Directors



                                    R.RENNIE ATTERBURY III
                                         Secretary


Dated:  June 23, 1994

Caterpillar Inc.
100 NE Adams Street
Peoria, Illinois  61629                                June 23, 1994

PROXY STATEMENT

     This statement is being mailed on or about June 29, 1994 to all stockholders of record at the close of business on June 20, 1994, the record date for determination of stockholders entitled to vote at a special meeting of stockholders to be held on August 5, 1994, ("Special Meeting"). This statement is furnished in connection with the solicitation by the Board of Directors of proxies for the Special Meeting, at which the Board intends to present a proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares that may be issued by the Company and to effect a two-for-one split of the Company's Common Stock ("Amendment").

     Shares can be voted only if the stockholder is present in person or by proxy. You are encouraged to sign and return the enclosed proxy card. If you wish to give your proxy to a person or persons other than those listed on the enclosed proxy card, a signed proxy card, with the two names listed on the card crossed out and replaced with the name or names of the other person or persons (but no more than two), must be presented by you or your authorized proxy holder at the meeting.

     The representation in person or by proxy of at least one-third of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Pursuant to the Company's bylaws and consistent with the laws of the State of Delaware, abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisified. Abstentions and "non-votes" have the same effect as votes against the proposal.

     In accordance with the Company's confidential voting policy, all proxies, ballots and voting materials will be kept confidential except for the independent third parties engaged to receive, tabulate and certify the proxies and ballots. No vote of any stockholder will be disclosed to the Company or its employees, or to any third party, except (i) as may be required by law, (ii) as requested by a particular stockholder, or (iii) in circumstances such as a contested election or initiation of other concerted action with respect to voting at a stockholder meeting.

VOTING RIGHTS

     Only holders of Common Stock of record at the close of business on June 20, 1994, are entitled to vote at the Special Meeting. Each share of stock so held entitles the holder to one vote. Voting rights applicable to Common Stock will not change if the Amendment is approved. As of June 14, 1994, there were approximately 101,861,828 shares of Common Stock outstanding.

PROPOSED TWO-FOR-ONE STOCK SPLIT IN THE FORM OF A 100% DIVIDEND

     On June 8, 1994, the Board of Directors approved a proposal to amend Article FOURTH of the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Common Stock. The Amendment would increase the number of shares the Company is authorized to issue from 205 million (200 million in Common Stock and 5 million in Preferred Stock) to 455 million (450 million in Common Stock and 5 million in Preferred Stock). That increase is necessary to provide the Company with authority to issue a number of shares sufficient to effect the split and to reserve authority to issue additional shares if future financing activities require such. The Board of Directors anticipates that the increase in the number of outstanding Common Stock through the stock split may place the market price of Common Stock in a range more attractive to investors and may result in a broader market for that stock. If the proposed Amendment is approved by stockholders, the Company will apply to the New York Stock Exchange, Chicago Stock Exchange, and Pacific Stock Exchange, as well as various foreign exchanges, upon which the Common Stock is listed for the continued listing of that stock on a split basis.

     The stock split would be effected in the form of a 100% stock dividend. An amount equal to the par value of shares issued in the split would be transferred from the Company's "Profit employed in the business" account to the Company's common stock account. The $1.00 par value of the Common
Stock would not be adjusted.

     The Company intends to continue to issue a cash dividend quarterly with regard to the Common Stock. Simultaneous with approval of the Amendment, the Board of Directors voted to increase that quarterly cash dividend on pre-split shares from 15 cents to 30 cents. Note, however, that the decision to pay dividends is made quarterly by the Board of Directors and depends upon the earnings of the Company, cash flow requirements of the Company, management's assessment of future cash flow needs and other factors.

     The Amendment would be effective as of August 9, 1994. Stockholders of record as of close of business on that day would receive an additional stock certificate representing one additional share of Common Stock for each share held. Stockholders would retain certificates issued prior to the effective date of the Amendment, and those certificates would continue to represent the number of shares evidenced thereby. Certificates should not be returned to the Company or its transfer agent. It is anticipated that certificates representing additional shares to be received would be mailed on or about September 5, 1994 to entitled holders. As a result of the Amendment, the number of shares issuable under certain benefit and compensation programs of the Company, as well as the Company's dividend reinvestment plan, would be adjusted.

     The Company has been advised by tax counsel that, under U.S. federal income tax laws: the receipt of additional shares of Common Stock in the stock split will not constitute taxable income to stockholders; the cost or other tax basis to a stockholder of each old share held immediately prior to the split will be divided equally between the corresponding two shares held immediately after the split; and the holding period for each of the two shares will include the period for which the corresponding old share was held. The laws of jurisdictions other than the United States may impose income taxes on the receipt by a stockholder of additional shares of Common Stock resulting from the split. Assuming transactions of an equivalent dollar amount, brokerage commissions on purchases and sales of the Common Stock after the split and transfer taxes, if any, may be somewhat higher than before the split, depending on the specific number of shares involved. Stockholders are urged to consult their tax advisors.

ADDITIONAL MATTERS

     Revocability of Proxy

     A stockholder giving the enclosed proxy may revoke it at any time before it is exercised by filing with the Company a written notice of revocation or by a duly executed and presented proxy bearing a later date, or by voting in person at the meeting.

     Solicitation

     The accompanying proxy is solicited by and on behalf of the Board of Directors. The cost of soliciting proxies will be borne by the Company. Such solicitation is being made by mail and may also be made by telephone or in person using the services of directors, officers and regular employees of the Company. In addition, the Company has engaged Georgeson & Co. for a fee of $7,500 plus out-of-pocket expenses to assist in the solicitation. Banks, brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for reasonable expenses incurred in sending proxy material to beneficial owners of Common Stock.

                              EXHIBIT A

             AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors recommends that paragraph (a) of Article FOURTH of the Company's Restated Certificate of Incorporation be amended to read as follows:

     "(a) The corporation is authorized to issue two classes of shares to be designated, respectively, 'common stock' and 'preferred stock.' The total number of such shares shall be four hundred fifty-five million (455,000,000), all of which shares shall have a par value of $1.00 per share. The total number of shares of common stock authorized to be issued shall be four hundred fifty million (450,000,000) and the total number of shares of preferred stock authorized to be issued shall be five million (5,000,000). Upon the filing of this Amendment with the Secretary of State of the State of Delaware, each share of common stock of this corporation then outstanding shall be changed into two shares of common stock of this corporation."

    Please mark your
[X] vote as in this                                                   9050
    example.

  Unless otherwise specified, proxies will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock. The Board of Directors recommends a vote FOR the proposal.

             FOR       AGAINST      ABSTAIN
             [_]         [_]          [_]



SIGNATURE(S) ___________________________________  DATE ______________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- - -----------------------------------------------------------------------------

VOTING INSTRUCTION
                             CATERPILLAR INC.

            SPECIAL MEETING OF STOCKHOLDERS - AUGUST 5, 1994

    This voting authorization is solicited on behalf of the Board of Directors

   	The undersigned hereby authorizes THE NATIONAL TRUST COMPANY LTD., TORONTO, as Trustee, to appoint R. RENNIE ATTERBURY III and
RICHARD P. KONRATH, and each or either of them, with power of substitution, proxies to vote at the Special Meeting of Stockholders of the Company on August 5, 1994, or at any adjournments thereof, all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust and the Caterpillar Inc. Investment Trust at the close of business on June 20, 1994, as directed below on the following matter, and, in their discretion, on any other matter that may come before the meeting.

   	A proposed amendment to the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock.

THE TRUSTEE CANNOT VOTE YOUR SHARES UNLESS YOU DATE AND SIGN THIS CARD ON THE REVERSE SIDE.

    Please mark your                                             1433
[X] vote as in this
    example.

  Unless otherwise specified, proxies will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock. The Board of Directors recommends a vote FOR the proposal.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]          [_]


SIGNATURE(S) ___________________________________  DATE ______________
NOTE:  Please sign exactly as name appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- - ------------------------------------------------------------------------------

P R O X Y
                              CATERPILLAR INC.

              SPECIAL MEETING OF STOCKHOLDERS - AUGUST 5, 1994

       	This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints R. RENNIE ATTERBURY III and
RICHARD P. KONRATH, and each of them, proxies with power of substitution to vote the stock of the undersigned at the Special Meeting of Stockholders of the Company on August 5, 1994, or at any adjournments thereof, with respect to the proposed amendment to the Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock, and, in their discretion, on any other matter that may come before the meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

    Please mark your                                                1433
[X] vote as in this
    example.

  Unless otherwise specified, proxies will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock. The Board of Directors recommends a vote FOR the proposal.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]          [_]




SIGNATURE(S) ___________________________________  DATE ______________
NOTE:  Please sign exactly as name appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- - ----------------------------------------------------------------------------

VOTING INSTRUCTION
                             CATERPILLAR INC.

           SPECIAL MEETING OF STOCKHOLDERS - AUGUST 5, 1994

      This voting authorization is solicited on behalf of the Board of Directors

     The undersigned hereby authorizes THE FIRST NATIONAL BANK OF CHICAGO and THE NORTHERN TRUST COMPANY, as Trustees, to appoint R. RENNIE ATTERBURY III and RICHARD P. KONRATH, and each or either of them, with power of substitution, proxies to vote at the Special Meeting of Stockholders of the Company on August 5, 1994, or at any adjournments thereof, all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust and the Caterpillar Inc. Investment Trust at the close of business on June 20, 1994, as directed below on the following matter, and, in their discretion, on any other matter that may come before the meeting.

     A proposed amendment to the Company's Restated Certificate of Incorporation to effect a two-for-one stock split of the Company's outstanding Common Stock.

THE TRUSTEE CANNOT VOTE YOUR SHARES UNLESS YOU DATE AND SIGN THIS CARD ON THE REVERSE SIDE.